EXHIBIT 10.1


                           2007 STOCK INCENTIVE PLAN

                                       OF

                         SENTRY TECHNOLOGY CORPORATION

                    As Adopted and in Effect at May 18, 2007

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           2007 STOCK INCENTIVE PLAN OF SENTRY TECHNOLOGY CORPORATION

     1.  Purpose.  The  purpose  of  this Stock Incentive Plan is to advance the
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interests  of  the  Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by directors, officers, management and key employees of the Corporation and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations and by providing such directors, officers, management and key employees with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such directors, officers, management and key employees on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

     2.  Definitions.  When  used  in  this  Plan,  unless the context otherwise
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requires:

(a)     "Alternative  Rights"  has  the  meaning  set  forth  in  Section  7.

(b) "Board of Directors" or "Board" means the Board of Directors of the Corporation, as constituted at any time.

(c) "Chairman of the Board" means the person who at the time shall be Chairman of the Board of Directors.

(d)     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

(e)     "Conjunctive  Rights"  has  the  meaning  set  forth  in  Section  7.

(e) "Corporation" means Sentry Technology Corporation, a Delaware corporation

(f) "Disability" means a Participant being considered "disabled" within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

(g) "Eligible Persons" means those persons described in Section 4 who are potential recipients of Incentive Awards.

(h) "Fair Market Value" on a specified date means the closing price at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the closing price of a Share as reported on the NASDAQ National Market System or, if the Shares are not then traded on the NASDAQ National Market System, the average of the closing bid and asked prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Board for such date using any reasonable method of valuation.

(i) "Incentive Award" means an Option, Phantom Stock Award, Restricted Stock Award or Rights granted pursuant to this Plan.

(j)      "Participant" means an Eligible Person who has an outstanding Incentive
          Award.

(k) "Phantom Stock Award" means an award granted in accordance with the provisions of Section 13 hereof, which shall entitle the Participant to receive from the Corporation cash or Shares, or a combination of cash or Shares, based upon the Fair Market Value of Shares at the time of the expiration of the vesting period under such award, subject to the terms and conditions of the Plan.

(l) "Phantom Stock Units" means the units of Phantom Stock credited to the Participant under a Phantom Stock Award, each of which units shall be a fictitious share of common stock which is the equivalent of one Share.

(m)     "Options"  means  the  Stock  Options  granted  pursuant  to  this Plan.

(n) "Plan" means this 2007 Stock Incentive Plan of Sentry Technology Corporation, as adopted by the Board of Directors on May 18, 2007, as such Plan from time to time may be amended.

(o) "President" means the person who at the time shall be the President of the Corporation.

(p) "Restricted Shares" means the Shares issued as a result of a Restricted Stock Award.

(q) "Restricted Stock Award" means a grant of Shares or of the right to purchase Shares pursuant to Section 12 hereof. Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Board shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both.

(r) "Rights" means stock appreciation rights (and refers collectively to both Conjunctive Rights and Alternative Rights) granted pursuant to the Plan, which shall entitle the Participant to receive from the Corporation cash or Shares or a combination of cash and Shares based upon the excess of the Fair Market Value of Shares at the time of exercise over the purchase price of the Shares subject to the related Option, or the Fair Market Value of Shares on the date the Rights were granted, as the case may be, subject to the terms and conditions of the Plan.

(s)     "Share"  means  a  share  of  common  stock  of  the  Corporation.

(t) "Spread" means (i) with respect to Conjunctive Rights and Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.

(u) "Subsidiary" means any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.


     3.  Administration.  The  Plan  shall  be  administered  by  the  Board  of
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Directors  as  provided  herein.  Determinations of the Board as to any question which may arise with respect to the interpretation of the provisions of the Plan and Incentive Awards shall be final. The Board may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Incentive Awards effective or provide for their administration, and may take such other action with regard to the Plan and Incentive Awards as it shall deem desirable to effectuate their purpose. Notwithstanding any other provision of the Plan to the contrary, in the case of any Incentive Award to be granted to, or which is held by, a member of the Board, such member shall abstain from any determination under the Plan relating to such Incentive Award unless the determination applies to all Incentive Awards of the same type then outstanding.

     4.  Participants.  As  determined  by  the  Board,  all  key  employees and
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directors of the Corporation or a Subsidiary, and consultants, shall be eligible to receive Incentive Awards under the Plan. The parties to whom Incentive Awards are granted under this Plan, the number of Shares subject to each such Incentive Award and the terms of the Incentive Awards, shall be determined by the Board in its sole discretion, subject, however, to the terms and conditions of this Plan.

     5.  Shares.  Subject  to the provisions of Section 18 hereof, the Board may
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grant  Options,  Phantom Stock Awards (other than any Phantom Stock Awards which are payable only in cash), Restricted Stock Awards and Rights with respect to an aggregate of up to 5,000,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares; provided, that Alternative Rights shall not be subject to the foregoing limitation. If the Shares that would be issued or transferred pursuant to any such Incentive Awards are not issued or transferred and cease to be issuable or transferable for any reason (including the extent to which payment pursuant to a Phantom Stock Award is made in cash), or if Restricted Shares which are subject to a Restricted Stock Award are forfeited and the recipient did not receive any rights of a beneficial owner other than voting rights or dividends which also are forfeited, the number of Shares subject to such Incentive Award will no longer be charged against the limitation provided for herein and may again be made subject to Incentive Awards; provided, however, that Shares as to which an Option has been surrendered in connection with the exercise of a related Right shall not again be available for the grant of any further Incentive Awards.

     6.  Grant  of Options.  The number of Options to be granted to any Eligible
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Person  shall be determined by the Board in its sole discretion.  At the time an
Option is granted, the Board may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Code, (b) is not to be treated as an incentive stock option for purposes of this Plan and the Code or (c) is in part to be considered an incentive stock option and in part is not to be considered an incentive stock option; provided, however, that no Option which is intended to be an incentive stock option may be granted to any individual who is not an employee of the Corporation or a Subsidiary on the date of grant.

     Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) incentive stock options granted to an employee (and any incentive stock options granted to such employee under any other incentive stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Board shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

     Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

     The form of Option shall be determined from time to time by the Board. A certificate of Option signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation and bearing the seal of the Corporation affixed thereto, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option.

     7.  Grant  of Rights.  The Board shall have the authority in its discretion
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to  grant  to  any Eligible Person Rights which may be granted separately, or in connection with an Option at the time of grant of the Option, on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the Right upon a specified date or event. Rights granted in connection with an Option shall be granted with respect to the same number of Shares covered by the Option, subject to adjustment pursuant to the provisions of Section 19 hereof, and may be exercised, as determined by the Board in its discretion at the time of the grant of the Rights, either in conjunction with, or as an alternative to, the exercise of the related Option.

     Conjunctive Rights ("Conjunctive Rights") granted in connection with an Option shall entitle the Participant to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable and is exercised. Upon any exercise of an Option in respect of which Conjunctive Rights shall have been granted, the Participant shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Board at the time of grant, by (ii) the number of Shares in respect of which the related Option shall have then been so exercised.

     Alternative Rights ("Alternative Rights") granted in connection with an Option shall entitle the Participant to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised. Upon any exercise of Alternative Rights, the Participant shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Board at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

     Rights granted without relationship to an Option shall be exercisable for a duration determined by the Board, but in no event more than ten years from the date of grant. Such Rights shall entitle the Participant, upon the exercise thereof, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Board at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

     Notwithstanding anything contained herein, the Board may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

     Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing Rights may be made, as approved by the Board and set forth in the Award Agreement, in Shares valued at their Fair Market Value on the date of exercise or payment, in cash, or in a combination of Shares and cash, subject to applicable tax withholding requirements. No fractional Shares shall be issued by the Corporation, and settlement therefor shall be made in cash.

     The form of Rights shall be as determined from time to time by the Board. A certificate of Rights signed by the Chairman of the Board or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Corporation and having the seal of the Corporation affixed thereto, shall be delivered to each person to whom Rights are granted.

     8.  Purchase  Price.  The purchase price per Share for Restricted Shares to
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be  purchased  pursuant  to  Restricted  Stock  Awards,  or for the Shares to be
purchased pursuant to the exercise of an Option, shall be fixed by the Board at the time of the grant of the Restricted Stock Award or Option; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an incentive stock option shall be at least 100% of the Fair Market Value of a Share on the date such incentive stock option is granted. Payment of the purchase price pursuant to Restricted Stock Awards shall be made in cash or by check payable to the order of the Corporation, or by such other method as the Board may permit.

     9.  Duration  of  Options  and  Related Rights.  The duration of any Option
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granted  under  this  Plan shall be for a period of ten years from the date upon which the Option is granted. The duration of any Rights granted in connection with any Option shall be coterminous with the duration of the related Option.

     10.  Ten Percent Stockholders.  Notwithstanding any other provision of this
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Plan  to  the  contrary,  no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns (including all shares owned by or for his siblings, spouse, ancestors, and lineal descendants) shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

     11.  Exercise  of Options and Rights.  Except as otherwise provided herein,
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Options  and  Rights,  after  the  grant  thereof,  shall  be exercisable by the
Participant  at  such  rate  and  times  as  may  be  fixed  by  the  Board.
Notwithstanding  the  foregoing,  all  or  any part of any remaining unexercised
Options or Rights granted to any person may be exercised in the following circumstances: (a) immediately upon (but prior to the expiration of the term of the Option or Rights) the Participant's retirement from the Corporation and all Subsidiaries on or after his 65th birthday, (b) subject to the provisions of
Section 18 hereof, upon the Disability or death of the Participant, (c) upon a Change of Control while the Participant is employed by, or serving as a director of, the Corporation or a Subsidiary, or (d) upon the occurrence of such special circumstance or event as in the opinion of the Board merits special consideration.

     For purposes of the Plan, a "Change of Control" of the Corporation shall have occurred if: (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities; (2) during any one-year period (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; (3) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Corporation outstanding immediately prior thereto continuing to beneficially own more than 80% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation in substantially the same proportions as their ownership, immediately prior to such merger or consolidation, of the voting securities of the Corporation then outstanding; or (4) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

     An Option shall be exercised by the delivery of a written notice duly signed by the Participant to such effect ("Exercise Notice"), together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; by providing with the Exercise Notice an order to a designated broker to sell part or all of the Shares and to deliver sufficient proceeds to the Corporation, in cash or by check payable to the order of the Corporation, to pay the full purchase price of the Shares and all applicable withholding taxes; or by such other methods as the Board may permit from time to time. Any Conjunctive Rights granted in connection with such Option shall be exercised by the inclusion in the Exercise Notice of a notice of exercise of Rights, together with the Rights certificate and a specification of the percentages of the Rights which the Participant desires to receive in cash and in Shares.

     Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option and, if Conjunctive Rights have been exercised in connection therewith, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. If the Option and any Conjunctive Rights shall have been exercised with respect to less than all of the Shares subject to the Option and Rights, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate and a new Rights certificate in replacement of the certificates surrendered at the time of the exercise of the Option and Rights, indicating the number of Shares with respect to which the Option and Rights remain available for exercise, or the original Option certificate and Rights certificate shall be endorsed to give effect to the partial exercise thereof.

     Alternative Rights or Rights not granted in connection with an Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Rights certificate, and a specification of the percentages of the Rights which the Participant desires to receive in cash and in Shares. Participants of Alternative Rights shall also surrender the related Option certificate. Within a reasonable time thereafter, the Corporation shall cause to be delivered to the person entitled thereto, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. Upon the exercise of Alternative Rights, the number of Shares subject to exercise under the related Option or portion thereof shall be reduced by the number of Shares represented by the Option or portion thereof surrendered. Shares subject to Options or portions thereof surrendered upon the exercise of Alternative Rights shall not be available for subsequent Incentive Awards under the Plan. If the Rights shall have been exercised with respect to less than all of the Shares subject thereto (or to the related Option, if any), the Corporation shall also cause to be delivered to the person entitled thereto a Rights certificate (and an Option certificate, in the case of Alternative Rights) with respect to the difference between the number of Shares of the Rights certificate (and related Option certificate, if any) surrendered at the time of the exercise of the Rights and the number of Shares with respect to which the Rights were so exercised (and the related Option, if any, was so surrendered), or the original Rights certificate (and related Option certificate, if any) shall be endorsed to give effect to the partial exercise (and surrender) thereof.

     Notwithstanding any other provision of the Plan or of any Option or Rights, no Option or Rights granted pursuant to the Plan may be exercised at any time when the Option or Rights or the granting or exercise thereof violates any law or governmental order or regulation.

     12.  Terms  and  Conditions  of  Restricted  Stock  Awards.
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          (a)     All  Restricted  Shares granted to or purchased by an Eligible
Person  pursuant  to  the  Plan  shall  be  subject to the following conditions:

          (i) the Restricted Shares may not be sold, transferred, or otherwise alienated or hypoth-e-cated until the restrictions are satisfied, removed or expire;

          (ii) each certificate representing Restricted Shares issued pursuant to a Restricted Stock Award under this Plan shall bear a legend making appropriate reference to the restrictions imposed; and

          (iii) the Board may impose such other conditions as it may deem advisable on any Restricted Shares granted to or purchased by an eligible person pursuant to a Restricted Stock Award under this Plan, including, without limitation, restrictions under the requirements of any stock exchange upon which such Shares or shares of the same class are then listed, and under any securities law applicable to such Shares.

          (b) The restrictions imposed under subsection (a) hereof upon Restricted Stock Awards shall lapse in accordance with a schedule or such other conditions as shall be determined by the Board, subject to the provisions of
Section  18  hereof.

          (c) Prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed upon Restricted Shares, a stock certificate or certificates representing such Restricted Shares shall be registered in the Participant's name but shall be retained by the Corporation for the Participant's account. The Participant shall have the right to vote such Restricted Shares and shall have all other rights and privileges of a beneficial and record owner with respect thereto, including, without limitation, the right to receive dividends, distributions and adjustments with respect thereto; provided, however, that such dividends, distributions and adjustments may be retained by the Corporation for the Participant's account and for delivery to the Participant, together with the stock certificate or certificates representing such Restricted Shares, as and when said restrictions and conditions shall have been satisfied, expired or lapsed.

     13.  Terms  and  Conditions  of Phantom Stock Awards.  The Board shall have
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the  authority  in  its discretion to grant to any Eligible Person Phantom Stock
Awards  which  shall  be  subject  to  the  following  conditions:

          (a) The Phantom Stock Units credited to the Participant shall be subject to a vesting period which shall mean a period commencing on the date the Award is granted and ending in accordance with a schedule or other conditions as determined by the Board, subject to the provisions of Section 17 hereof. The Board may provide for the expiration of the vesting period in installments where deemed appropriate.

          (b) A Phantom Stock Award shall entitle the Participant, upon the expiration of the vesting period, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the Fair Market Value of one Share on the date of such expiration by (ii) the number of Phantom Stock Units in respect of which the vesting period shall have then expired. The payment of such amount may be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of expiration of the vesting period, or in a combination of cash and Shares, subject to such terms and conditions as are determined by the Board; provided, however, that no fractional Shares shall be issued by the Corporation, and settlement therefor shall be made in cash.

          (c) The Board may impose such other conditions as it may deem advisable on any Shares which may be issued pursuant to a Phantom Stock Award under this Plan, including, without limitation, restrictions under the requirements of any stock exchange upon which such Shares or shares of the same class are then listed, and under any securities law applicable to such Shares.

          (d) Prior to the expiration of the vesting period under a Phantom Stock Award, amounts equal to the dividends payable with respect to the same number of shares as the number of Phantom Stock Units as to which the vesting period has not expired shall be credited to the Participant's account under such Award; provided, however, that such dividend-equivalent amounts may be retained by the Corporation for the Participant's account and for delivery to the Participant only as and when said vesting period shall have expired.

     14.  Options  Granted  by Other Corporations.  Options may be granted under
          ---------------------------------------
the Plan from time to time in substitution for Options held by employees of the Corporation or any Subsidiary as a result of any "corporate transaction" as defined in the Treasury Regulations promulgated under Section 424 of the Code.

     15.  Consideration for Incentive Awards.  The Corporation shall obtain such
          ----------------------------------
consideration for the grant of an Incentive Award as the Board in its discretion may determine.

     16.  Non-transferability  of  Incentive  Awards.  Options,  Phantom  Stock
          ------------------------------------------
Awards and Rights shall not be transferable or assignable by the Participant except to the extent that the Estate or heirs of a deceased Participant may be permitted to exercise them. Restricted Stock Awards shall not be transferable or assignable by the Participant, except that any Restricted Shares subject to restrictions at the time of the Participant's death (and any dividends, distributions and adjustments with respect thereto) shall be transferred to the Participant's Estate or heirs. Incentive Awards may be exercised or surrendered during the Participant's lifetime only by the Participant.

     17.  Termination  of  Employment or Service.  All or any part of any Option
          --------------------------------------
and/or Rights, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the Participant's employment by, or service as a director of, the Corporation or any Subsidiary, except that the Participant may exercise within ninety (90) days after such cessation of his employment or service with the Corporation or its Subsidiaries, and no longer, any unexercised Option and/or Rights that he could have exercised on the day on which such employment terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option and Rights. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five (65) years, or to Disability or to death, the Participant or the representative of the Estate or the heirs of a deceased Participant shall have the privilege of exercising the Options and Rights which are unexercised at the time of such retirement, or of such Disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and Rights, and in the case of statutory Incentive Stock Options only by the heirs upon distribution from the administrator of the estate and (a) within three months of the Participant's retirement; (b) within twelve months of the Participant's Disability, or (c) within [eighteen] months of the Participant's death, as the case may be. If the employment or service of any Participant with the Corporation or a Subsidiary shall be terminated because of the Participant's violation of the duties of such employment with the Corporation or its Subsidiaries as he may from time to time have, the existence of which violation shall be determined by the Board in its sole discretion and which determination by the Board shall be conclusive, all unexercised Options and Rights of such Participant shall terminate immediately upon the termination of the Participant's employment or service with the Corporation or a Subsidiary, and a Participant whose employment or service with the Corporation or a Subsidiary is so terminated shall have no right after such termination to exercise any unexercised Option or Rights he may have exercised prior to the termination of his employment or service with the Corporation or a Subsidiary.

     Except as hereinafter provided, if a Participant holding a Restricted Stock Award shall voluntarily or involuntarily leave the employ or service of the Corporation or any Subsidiary, all such Restricted Shares subject to restrictions at the time his employment or service terminates (and any dividends, distributions and adjustments retained by the Corporation with respect thereto) shall be forfeited and any consideration received therefor from the Participant shall be returned to the Participant. Notwithstanding the foregoing, all restrictions to which Restricted Stock Awards are subject shall lapse (a) upon the death or Disability of the Participant, (b) upon a Change of Control while the Participant is employed by, or serving as a direction of, the Corporation or a Subsidiary, or (c) upon the occurrence of such special circumstance or event as in the opinion of the Board merits special consideration.

     Except as hereinafter provided, if a Participant holding a Phantom Stock Award shall voluntarily or involuntarily leave the employ or service of the Corporation and its Subsidiaries prior to the complete expiration of the vesting period, all amounts theretofore remaining payable pursuant to such Award (including any dividend-equivalent amounts retained by the Corporation with respect thereto) shall be forfeited. Notwithstanding the foregoing, the vesting period under a Phantom Stock Award shall completely expire, and all amounts remaining payable thereunder shall be payable (a) upon the death or Disability of the Participant, (b) upon a Change of Control while the Participant is employed by, or serving as a director of, the Corporation or a Subsidiary, or
(c) upon the occurrence of such special circumstance or event as in the opinion of the Board merits special consideration.

     18.  Adjustment  Provision.  If  prior  to  the  complete  exercise  of any
          ---------------------
Option, or prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Stock Award, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for,

          (a) in the case of an Option, then the Option, to the extent that it has not been exercised, shall entitle the Participant upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; and

          (b) in the case of a Restricted Share issued pursuant to a Restricted Stock Award, the Participant holding such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 12, the same securities or cash or other property as are received by the Participants of the Corporation's Shares pursuant to such stock dividend, split-up, conversion, exchange, reclassification or substitution.

Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Incentive Awards remain to be issued, or with respect to which Incentive Awards may be reissued, shall be adjusted in a similar manner.

     In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights, or prior to the complete expiration of the vesting period under a Phantom Stock Award, the Board, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the Participant shall be entitled upon their exercise, or to which the Participant shall be entitled upon the expiration of the vesting period, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the Participant shall be entitled by reason of such events.

     Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Board may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Incentive Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

     Notwithstanding the foregoing, upon the occurrence of a termination of employment or service of an Option Participant in connection with a Change of Control, in lieu of Shares issuable upon exercise of outstanding Options granted to such Option Participant hereunder, such Option Participant shall receive an amount in cash equal to the product of (1) in the case of incentive stock options the excess of the Fair Market Value of the Shares on the date nearest the date of such termination and, in the case of all other Options, the higher of such Fair Market Value on such date or the highest per share price for Shares actually paid in connection with any Change of Control of the Corporation, over the per Share Option price of each Option held by such Option Participant (whether or not then fully exercisable), and (2) the number of Shares covered by each such Option; provided, however, that such an Option Participant shall not be entitled to such cash in lieu of Shares if the transaction resulting in the Change of Control was approved by a majority of the Continuing Directors (as such term is defined in the Certificate of Incorporation of the Corporation).

     19.  Issuance  of  Shares  and  Compliance  with  Securities  Act.  The
          ------------------------------------------------------------
Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Incentive Award until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any Participant shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Incentive Award, or may issue stop transfer orders in respect thereof.

     20.  Income  Tax  Withholding.  If the Corporation or a Subsidiary shall be
          ------------------------
required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the grant or exercise of any Incentive Award, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Participant. In any event, the Participant shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the Participant.

     21.  Amendment  of  the Plan.  Except as hereinafter provided, the Board of
          -----------------------
Directors may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Incentive Awards not theretofore granted, and the Board of Directors, with the consent of the affected Participant, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Incentive Award. Notwithstanding the foregoing, any amendment by the Board of Directors which would increase the number of Shares issuable under the Plan, or change the class of Eligible Persons shall be subject to the approval of the stockholders of the Corporation within one year of such amendment.

     22.  No  Right of Employment or Service.  Nothing contained herein or in an
          ----------------------------------
Incentive Award shall be construed to confer on any employee or director any right to be continued in the employ or service of the Corporation or any Subsidiary or derogate from any right of the Corporation and any Subsidiary to retire, request the resignation of or discharge such employee or director (without or with pay), at any time, with or without cause.

     23.  Effective  Date.  This  Plan  is  conditioned upon its approval by the
          ---------------
stockholders of the Corporation on or before May 18, 2007, at any special or annual meeting of the stockholders of the Corporation, except that this Plan is adopted and approved by the Board of Directors effective May 18, 2007, to permit the grant of Incentive Awards prior to the approval of the Plan by the stockholders of the Corporation as aforesaid. In the event that this Plan is not approved by the stockholders of the Corporation as aforesaid, this Plan and any incentive Awards granted hereunder shall be void and of no force or effect. Notwithstanding any other provision of the Plan to the contrary, in no event may any Options or Rights be exercised prior to the date of stockholder approval as aforesaid.

     24.  Final  Issuance  Date.  No  Incentive Award shall be granted under the
          ---------------------
Plan  after  May  18,  2017.

     25.  Deferrals  of  Payment.  The Board may in its discretion permit a
          ----------------------
Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Board, the Board shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

     26.  Section 409A Compliance. To the extent applicable, it is intended that
          -----------------------
the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code, and the Plan and all Award Agreements shall be interpreted and applied by the Board in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any provision of the Plan or an Award Agreement is determined by the Board to not comply with the applicable requirements of Section 409A of the Code, the Board shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Board deems necessary to comply with such requirements, provided that no such action shall adversely affect any outstanding Award without the consent of the affected Participant. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a "specified employee" as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months following the Participant's termination of Service (or such other period as required to comply with Section 409A).